SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐ Definitive Proxy Statement

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☐ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☐ Definitive Additional Materials	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Soliciting Material Pursuant to §240.14a-11 (c) or §240.14a-12

Applied Micro Circuits Corporation

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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Filed by Applied Micro Circuits Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: JNI Corporation

Commission File No. 0-27755

On September 3, 2003, Applied Micro Circuits Corporation (“AMCC”) filed an Item 5 Current Report on Form 8-K (“Form 8-K”) with the Securities and Exchange Commission in connection with its proposed acquisition of JNI Corporation. The following exhibits were filed with the Form 8-K and are incorporated by reference herein:

Exhibit 2.1	Agreement and Plan of Merger by and among Applied Micro Circuits Corporation, Azure Acquisition Corp. and JNI Corporation, dated as of August 28, 2003

Exhibit 99.1	Joint Press Release dated August 28, 2003

Exhibit 99.2	Form of Voting Agreement between Applied Micro Circuits Corporation and certain affiliates of JNI Corporation, dated as of August 28, 2003

In connection with the proposed merger transaction with AMCC, JNI Corporation (“JNI”) will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF JNI ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, JNI Corporation, 10945 Vista Sorrento Parkway, San Diego, CA 92130 (Telephone: (858) 523-7000). In addition, documents filed with the SEC by JNI will be available free of charge at the SEC’s web site at http://www.sec.gov.

AMCC, JNI and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of JNI in favor of the acquisition. Information about the executive officers and directors of AMCC and their ownership of AMCC common stock is set forth in the proxy statement for AMCC’s 2003 Annual Meeting of Stockholders, which was filed with the SEC on July 17, 2003. Information about the executive officers and directors of JNI is set forth in the proxy statement for JNI’s 2003 Annual Meeting of Stockholders, which was filed with the SEC on May 13, 2003. Certain directors and executive officers of JNI may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements, vesting of options, or rights to severance payments if their employment is terminated following the merger.

Additional information regarding AMCC, JNI and the interests of their respective executive officers and directors in the acquisition will be contained in the proxy statement regarding the acquisitions that will be filed by JNI with the SEC.